SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): February 5, 2002


                               NETWORK PLUS CORP.
             ------------------------------------------------------

               (Exact Name of Registrant as Specified in Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


            000-26313                                 04-3430576
---------------------------------         -----------------------------------

     (Commission File Number)             (I.R.S. Employer Identification No.)


41 Pacella Park Drive, Randolph, MA                      02368
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(Address of Principal Executive Offices)              (Zip Code)


                                 (781) 473-2000
                        --------------------------------

              (Registrant's Telephone Number, Including Area Code)
                        --------------------------------

                                       n/a
                        --------------------------------

          (Former name or former address, if changed since last report)


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ITEM 5.     OTHER EVENTS

Network Plus Corp. (the "Registrant") is filing this Current Report on Form 8-K for the purpose of filing with the Securities and Exchange Commission, as an exhibit hereto, the Registrant's press release, dated February 5, 2002, announcing that the Registrant has, along with its operating subsidiary, filed a voluntary petition with the U.S. Bankruptcy Court in Delaware for reorganization under Chapter 11 of the U.S. Bankruptcy Code. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

In addition, the Nasdaq Stock Market announced today that the trading halt in the Registrant's common stock was changed to "additional information requested" from the Registrant. Trading will remain halted until the Registrant has fully satisfied Nasdaq's request for additional information.


ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

      (a)   Financial Statements of Businesses Acquired

            Not Applicable.

      (b)   Pro Forma Financial Information

            Not Applicable.

      (c)   Exhibits

            99.1  Press Release, dated February 5, 2002.


                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    NETWORK PLUS CORP.


Date: February 5, 2002              By: /s/James J. Crowley
                                       ----------------------------------
                                    James J. Crowley
                                    Executive Vice President and
                                    Chief Operating Officer



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                                 EXHIBIT INDEX

Exhibit No.             Description
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99.1                    Press Release, dated February 5, 2002.




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